AMENDMENT NO.1
TO
SECURITIES PURCHASE AGREEMENT

This Amendment No.1 to the Securities Purchase Agreement (this “Amendment”) is dated as of July 8, 2010, between EpiCept Corporation, a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”), and serves as an amendment to the Securities Purchase Agreement dated as of June 25, 2010 between the Company and the Purchasers (the “Agreement”), pursuant to Section 5.5 of the Agreement. Any capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Agreement.

1. New Exercise Price. Subject to the provisions of Section 6 hereof, the exercise price of the Warrants is hereby amended to be $1.64 per share, subject to adjustment pursuant to the terms of the Warrants (the “New Exercise Price”).

2. Treatment of Original Warrants. Each Purchaser shall affix copies of this Amendment to each Warrant purchased by such Purchaser under the Agreement. Each Purchaser may return to the Company the Warrants originally issued to such Purchaser for cancellation and receive in exchange replacement Warrants that bear the New Exercise Price.

3. Effect of this Amendment on Warrants. Except as set forth herein, all other terms of the Warrants remain in full force and effect in accordance with their terms and are hereby ratified and confirmed in all respects. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Company or the Purchasers under the Warrants. To the extent any of the terms and provisions of the Warrants are inconsistent with the terms and provisions of this Amendment, the terms and provisions of this Amendment shall govern and control.

4. Effect of this Amendment on Agreement. All other terms of the Agreement remain in full force and effect in accordance with its terms and are hereby ratified and confirmed in all respects. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Company or the Purchasers under the Agreement.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such state.

6. Counterparts; Conditional Precedent to Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The effectiveness of this Amendment is subject to the receipt by the Company of fully executed copies of agreements identical to this Amendment duly executed and delivered by the Company on the one hand and each of the Purchasers on the other hand. Unless or until the conditions set forth in the previous sentence are satisfied, this Amendment shall have no effect and no party shall have any right or obligation hereunder.

7. Amendment; Waiver. Neither this Amendment nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

EPICEPT CORPORATION
By: Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO AMENDMENT NO.1 TO EPICEPT SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No.1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory: